VARIABLE SURVIVORSHIP

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
Security life of Denver Insurance Company
and its
Security Life Separate Account L1

Supplement dated July 8, 2005, to the Prospectus dated April 29, 2005

This supplement amends certain information contained in the prospectus, as supplemented, dated April 29, 2005. Please read it carefully and keep it with your prospectus for future reference.
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Information about the ING Van Kampen Comstock Portfolio appearing in the Fund Expense Table beginning on page 13 of the prospectus and the corresponding footnote are hereby deleted in their entirety and restated to reflect a 0.02% increase in "Fees and Expenses Waived or Reimbursed" and a corresponding reduction in the Portfolio's "Total Net Annual Fund Expenses."

Fund Name	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Gross Annual Fund Expenses	Fees and Expenses Waived or Reimbursed	Total Net Annual Fund Expenses
ING Van Kampen Comstock Portfolio (Initial Class) [17]	0.60%	--	0.35%	0.95%	0.09%	0.86%
17

The Administrator of the Fund has contractually agreed to waive all or a portion of its administrative services fees and/or reimburse administrative expenses for ING American Century Small Cap Value, ING Baron Small Cap Growth, and ING Van Kampen Comstock Portfolios so that the Net Annual Fund Operating Expenses for these Portfolios shall not exceed 1.30%, 1.20%, and 0.86, respectively, through May 1, 2006. Without this waiver, the Net Annual Fund Operating Expenses would be 1.40% for ING American Century Small Cap Value, 1.25% for ING Baron Small Cap Growth and 0.95% for ING Van Kampen Comstock Portfolios.

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